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                                                              Exhibit 99 B(a)(5)

                                     FORM OF
                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               ING PARTNERS, INC.


          ING Partners, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: The Corporation is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended;

          SECOND: The total number of shares of Capital Stock that the Corporation currently has authority to issue is nine billion, two hundred million (9,200,000,000), with a par value of one-tenth of one cent ($.001) per share, and an aggregate par value of Nine Million, Two Hundred Thousand Dollars ($9,200,000);

          THIRD: The Board of Directors of the Corporation at a meeting duly convened and held on August 13, 2004 adopted resolutions by classifying three hundred million (300,000,000) authorized and unissued shares of Capital Stock of the Corporation, thereby increasing the number of shares of Capital Stock that are classified (but not increasing the aggregate number of authorized shares), as follows:

NAME OF CLASS                                                        SHARES ALLOCATED
-------------                                                        ----------------
ING Oppenheimer Strategic Income Portfolio - Initial Class             100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class             100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class             100,000,000

          FOURTH: A description of the shares of Capital Stock of the Corporation classified in Article THIRD with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set or changed by the Board of Directors of the Corporation is as follows:

          The shares of ING Oppenheimer Strategic Income Portfolio - Initial Class, shares of the ING Oppenheimer Strategic Income Portfolio - Adviser Class and shares of the ING Oppenheimer Strategic Income Portfolio - Service Class shall be invested in a common investment portfolio.

          A description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class of Capital Stock of the Corporation (each hereinafter referred to as a "Class") and each

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common investment portfolio of the Corporation (each hereinafter referred to as a "Portfolio") is set forth in the Corporation's Charter with respect to its shares generally and to the following:

          (i) Except for the differences set forth below or elsewhere in the Charter of the Corporation or required by law, each Class invested in a common Portfolio shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other Class invested in such Portfolio.

          (ii) The investment income and losses, capital gains and losses, and expenses and liabilities of each Portfolio shall be allocated among the Classes invested in such Portfolio in such manner as may be determined by the Board of Directors in accordance with law and the Corporation's multiple class plan (the "Plan"), adopted in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended, as such Plan may then be in effect.

          (iii) The liabilities and expenses attributable to the respective Classes invested in a common Portfolio shall be determined separately from those of each other and, accordingly, the net asset values, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation of the Corporation or of the Portfolio to holders of shares invested in the Portfolio may vary between the Classes.

          (iv) Except as may otherwise be provided in the Plan or by law, the holders of shares of each Class invested in a common Portfolio shall have, respectively, exclusive voting rights with respect to any matter submitted to a vote of stockholders that only affects the holders of the respective Class, and no voting rights with respect to any matter submitted to a vote of stockholders that does not affect holders of that Class.

          FIFTH: (a) Immediately before the classification of the additional Capital Stock as provided in Article THIRD, the number of shares of each authorized class of Capital Stock was as follows:

NAME OF CLASS                                                                SHARES ALLOCATED
-------------                                                                ----------------
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class                100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Initial Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                         100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                    100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                       100,000,000

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
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                       100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                       100,000,000
ING Alger Aggressive Growth Portfolio - Initial Class                           100,000,000
ING Alger Aggressive Growth Portfolio - Adviser Class                           100,000,000
ING Alger Aggressive Growth Portfolio - Service Class                           100,000,000
ING Alger Growth Portfolio - Initial Class                                      100,000,000
ING Alger Growth Portfolio - Adviser Class                                      100,000,000
ING Alger Growth Portfolio - Service Class                                      100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                              100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                              100,000,000
ING OpCap Balanced Value Portfolio - Service Class                              100,000,000
ING UBS U.S. Allocation Portfolio - Initial Class                               100,000,000
ING UBS U.S. Allocation Portfolio - Adviser Class                               100,000,000
ING UBS U.S. Allocation Portfolio - Service Class                               100,000,000
ING Aeltus Enhanced Index Portfolio - Initial Class                             100,000,000
ING Aeltus Enhanced Index Portfolio - Adviser Class                             100,000,000
ING Aeltus Enhanced Index Portfolio - Service Class                             100,000,000
ING Goldman Sachs(R)Capital Growth Portfolio - Initial Class                    100,000,000
ING Goldman Sachs(R)Capital Growth Portfolio - Adviser Class                    100,000,000
ING Goldman Sachs(R)Capital Growth Portfolio - Service Class                    100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Initial Class                100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Adviser Class                100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Service Class                100,000,000
ING Salomon Brothers Investors Value Portfolio - Initial Class                  100,000,000
ING Salomon Brothers Investors Value Portfolio - Adviser Class                  100,000,000
ING Salomon Brothers Investors Value Portfolio - Service Class                  100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                  100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                  100,000,000
ING American Century Small Cap Value Portfolio - Service Class                  100,000,000
ING MFS Global Growth Portfolio- Initial Class                                  100,000,000
ING MFS Global Growth Portfolio- Adviser Class                                  100,000,000
ING MFS Global Growth Portfolio- Service Class                                  100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                            100,000,000
ING PIMCO Total Return Portfolio - Initial Class                                100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                                100,000,000
ING PIMCO Total Return Portfolio - Service Class                                100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                               100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                               100,000,000
ING Van Kampen Comstock Portfolio - Service Class                               100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Service Class                            100,000,000
ING Alger Capital Appreciation Portfolio - Initial Class                        100,000,000
ING Alger Capital Appreciation Portfolio - Adviser Class                        100,000,000

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
ING Alger Capital Appreciation Portfolio - Service Class                        100,000,000
ING Goldman Sachs(R)Core Equity Portfolio - Initial Class                       100,000,000
ING Goldman Sachs(R)Core Equity Portfolio - Adviser Class                       100,000,000
ING Goldman Sachs(R)Core Equity Portfolio - Service Class                       100,000,000
ING Fidelity(R)VIP Contrafund(R)Portfolio - Initial Class                       100,000,000
ING Fidelity(R)VIP Contrafund(R)Portfolio - Adviser Class                       100,000,000
ING Fidelity(R)VIP Contrafund(R)Portfolio - Service Class                       100,000,000
ING Fidelity(R)VIP Growth Portfolio - Initial Class                             100,000,000
ING Fidelity(R)VIP Growth Portfolio - Adviser Class                             100,000,000
ING Fidelity(R)VIP Growth Portfolio - Service Class                             100,000,000
ING Fidelity(R)VIP Equity Income Portfolio - Initial Class                      100,000,000
ING Fidelity(R)VIP Equity Income Portfolio - Adviser Class                      100,000,000
ING Fidelity(R)VIP Equity Income Portfolio - Service Class                      100,000,000
ING Fidelity(R)VIP Mid Cap Portfolio - Initial Class                            100,000,000
ING Fidelity(R)VIP Mid Cap Portfolio - Adviser Class                            100,000,000
ING Fidelity(R)VIP Mid Cap Portfolio - Service Class                            100,000,000

for a total of seven billion five hundred million (7,500,000,000) shares classified into separate classes of Capital Stock, with one billion seven hundred million (1,700,000,000) being unclassified.

     (b) After the classification of the additional Capital Stock, as provided in Article THIRD, the number of shares of each authorized class of Capital Stock is as follows:

NAME OF CLASS                                                                SHARES ALLOCATED
-------------                                                                ----------------
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Adviser Class                100,000,000
ING Salomon Brothers Aggressive Growth Portfolio - Service Class                100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Initial Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Adviser Class                         100,000,000
ING UBS U.S. Large Cap Equity Portfolio - Service Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Initial Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Adviser Class                         100,000,000
ING MFS Capital Opportunities Portfolio - Service Class                         100,000,000
ING JPMorgan Fleming International Portfolio - Initial Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Adviser Class                    100,000,000
ING JPMorgan Fleming International Portfolio - Service Class                    100,000,000
ING T. Rowe Price Growth Equity Portfolio - Initial Class                       100,000,000
ING T. Rowe Price Growth Equity Portfolio - Adviser Class                       100,000,000
ING T. Rowe Price Growth Equity Portfolio - Service Class                       100,000,000
ING Alger Aggressive Growth Portfolio - Initial Class                           100,000,000
ING Alger Aggressive Growth Portfolio - Adviser Class                           100,000,000
ING Alger Aggressive Growth Portfolio - Service Class                           100,000,000
ING Alger Growth Portfolio - Initial Class                                      100,000,000
ING Alger Growth Portfolio - Adviser Class                                      100,000,000

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

ING Alger Growth Portfolio - Service Class                                      100,000,000
ING OpCap Balanced Value Portfolio - Initial Class                              100,000,000
ING OpCap Balanced Value Portfolio - Adviser Class                              100,000,000
ING OpCap Balanced Value Portfolio - Service Class                              100,000,000
ING UBS U.S. Allocation Portfolio - Initial Class                               100,000,000
ING UBS U.S. Allocation Portfolio - Adviser Class                               100,000,000
ING UBS U.S. Allocation Portfolio - Service Class                               100,000,000
ING Aeltus Enhanced Index Portfolio - Initial Class                             100,000,000
ING Aeltus Enhanced Index Portfolio - Adviser Class                             100,000,000
ING Aeltus Enhanced Index Portfolio - Service Class                             100,000,000
ING Goldman Sachs(R)Capital Growth Portfolio - Initial Class                    100,000,000
ING Goldman Sachs(R)Capital Growth Portfolio - Adviser Class                    100,000,000
ING Goldman Sachs(R)Capital Growth Portfolio - Service Class                    100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Initial Class                100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Adviser Class                100,000,000
ING Salomon Brothers Fundamental Value Portfolio - Service Class                100,000,000
ING Salomon Brothers Investors Value Portfolio - Initial Class                  100,000,000
ING Salomon Brothers Investors Value Portfolio - Adviser Class                  100,000,000
ING Salomon Brothers Investors Value Portfolio - Service Class                  100,000,000
ING American Century Small Cap Value Portfolio - Initial Class                  100,000,000
ING American Century Small Cap Value Portfolio - Adviser Class                  100,000,000
ING American Century Small Cap Value Portfolio - Service Class                  100,000,000
ING MFS Global Growth Portfolio - Initial Class                                 100,000,000
ING MFS Global Growth Portfolio - Adviser Class                                 100,000,000
ING MFS Global Growth Portfolio - Service Class                                 100,000,000
ING JPMorgan Mid Cap Value Portfolio - Initial Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Adviser Class                            100,000,000
ING JPMorgan Mid Cap Value Portfolio - Service Class                            100,000,000
ING PIMCO Total Return Portfolio - Initial Class                                100,000,000
ING PIMCO Total Return Portfolio - Adviser Class                                100,000,000
ING PIMCO Total Return Portfolio - Service Class                                100,000,000
ING Van Kampen Comstock Portfolio - Initial Class                               100,000,000
ING Van Kampen Comstock Portfolio - Adviser Class                               100,000,000
ING Van Kampen Comstock Portfolio - Service Class                               100,000,000
ING Baron Small Cap Growth Portfolio - Initial Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Adviser Class                            100,000,000
ING Baron Small Cap Growth Portfolio - Service Class                            100,000,000
ING Alger Capital Appreciation Portfolio - Initial Class                        100,000,000
ING Alger Capital Appreciation Portfolio - Adviser Class                        100,000,000
ING Alger Capital Appreciation Portfolio - Service Class                        100,000,000
ING Goldman Sachs(R)Core Equity Portfolio - Initial Class                       100,000,000
ING Goldman Sachs(R)Core Equity Portfolio - Adviser Class                       100,000,000
ING Goldman Sachs(R)Core Equity Portfolio - Service Class                       100,000,000
ING Fidelity(R)VIP Contrafund(R)Portfolio - Initial Class                       100,000,000
ING Fidelity(R)VIP Contrafund(R)Portfolio - Adviser Class                       100,000,000
ING Fidelity(R)VIP Contrafund(R)Portfolio - Service Class                       100,000,000

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
ING Fidelity(R)VIP Growth Portfolio - Initial Class                             100,000,000
ING Fidelity(R)VIP Growth Portfolio - Adviser Class                             100,000,000
ING Fidelity(R)VIP Growth Portfolio - Service Class                             100,000,000
ING Fidelity(R)VIP Equity Income Portfolio - Initial Class                      100,000,000
ING Fidelity(R)VIP Equity Income Portfolio - Adviser Class                      100,000,000
ING Fidelity(R)VIP Equity Income Portfolio - Service Class                      100,000,000
ING Fidelity(R)VIP Mid Cap Portfolio - Initial Class                            100,000,000
ING Fidelity(R)VIP Mid Cap Portfolio - Adviser Class                            100,000,000
ING Fidelity(R)VIP Mid Cap Portfolio - Service Class                            100,000,000
ING Oppenheimer Strategic Income Portfolio - Initial Class                      100,000,000
ING Oppenheimer Strategic Income Portfolio - Adviser Class                      100,000,000
ING Oppenheimer Strategic Income Portfolio - Service Class                      100,000,000

for a total of seven billion, eight hundred million (7,800,000,000) shares classified into separate classes of Capital Stock, with one billion, four hundred million (1,400,000,000) being unclassified.

          IN WITNESS WHEREOF, ING Partners, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of the ______ day of August, 2004.


WITNESS:                                          ING PARTNERS, INC.


---------------------------                       --------------------------
Name:  Huey P. Falgout, Jr.                       Name: James M. Hennessy
Title: Assistant Secretary                        Title: President

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                                   CERTIFICATE

          THE UNDERSIGNED, President of ING Partners, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                                  --------------------------
                                                  Name: James M. Hennessy
                                                  Title: President

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